UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	May 18, 2007
(Date of earliest event reported):	May 1, 2007
Commission File No. 1-14588

NORTHEAST BANCORP
(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
500 Canal Street Lewistown, Maine	04240
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 207-786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ཰  Written communications pursuant to Rule 425 under the Securities Act

     ཰  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     ཰  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     ཰  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01

The attached information is being filed pursuant to Regulation FD to make publicly available certain information which may be provided to the investment community from time to time.

Item 9.01 - Financial Statement and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Investor Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2007	NORTHEAST BANCORP By: /s/ James D. Delamater James D. Delamater President and Chief Executive Officer